Exhibit 99.1


                         FORM 3 JOINT FILER INFORMATION

Name of
"Reporting Persons":                Sigma Partners IV, L.P.
                                    Sigma Associates IV, L.P.
                                    Sigma Investors IV, L.P.
                                    Sigma Management IV, L.L.C.


Address:                            1600 El Camino Real #280
                                    Menlo Park, CA  94025

Designated Filer:                   Sigma Partners IV, L.P.

Issuer and Ticker Symbol:           Celebrate Express, Inc. ("BDAY")

Date of Event:                      October 19, 2004

Each of the  following  is a Joint Filer with Sigma  Partners  IV, L.P.  ("Sigma
Partners") and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 3: Sigma Associates IV, L.P., Sigma Investors IV, L.P., and Sigma Management IV, L.L.C.

The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owners of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above hereby designates Sigma Partners as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each Reporting Person hereby appoints Sigma Management IV, L.L.C. as its attorney in fact for the purpose of making reports relating to transactions in Celebrate Express, Inc. securities.

SIGMA PARTNERS IV, L.P.
    By: Sigma Management IV, L.L.C.
    Its: General Partner

    By:   /s/ Wade Woodson
      -----------------------------------------------
        Managing Member


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SIGMA ASSOCIATES IV, L.P.
    By: Sigma Management IV, L.L.C.
    Its: General Partner

    By:   /s/ Wade Woodson
       ----------------------------------------------
        Managing Member


SIGMA INVESTORS IV, L.P.
    By: Sigma Management IV, L.L.C.
    Its: General Partner

    By:   /s/ Wade Woodson
      -----------------------------------------------
        Managing Member


SIGMA MANAGEMENT IV, L.L.C.

    By:   /s/ Wade Woodson
       ----------------------------------------------
        Managing Member